SWINGLINE NOTE

$20,000,000.00	, 2004

1.	Promise To Pay.

     FOR VALUE RECEIVED, Kramont Operating Partnership, L.P., a Delaware limited partnership having an address at 580 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462 (hereinafter, the “Borrower”) promises to pay to the order of FLEET NATIONAL BANK (hereinafter, the “Swingline Lender”), the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) DOLLARS, or such lesser amount as may then constitute the unpaid principal amount of the Swingline Loans made by the Swingline Lender to or for the account of the Borrower pursuant to the Loan Agreement (as defined herein), or on the amount thereof from time to time outstanding, to be computed, as provided in the Loan Agreement, on each advance from the date of its disbursement until such principal shall be fully paid. Interest and principal shall be payable in installments as set forth in the Loan Agreement. The total principal sum, or the amount thereof outstanding, together with any accrued but unpaid interest, shall be due and payable in full on December 20, 2007 (hereinafter, the “Maturity Date”), which term is further defined in, and is subject to acceleration, in accordance with, the Loan Agreement pursuant to which this Note has been issued.

2.	Loan Agreement.

     This Note is issued pursuant to the terms, provisions and conditions of an agreement captioned “Loan Agreement” (hereinafter, as the same may be amended, modified, supplemented or restated hereafter, the “Loan Agreement”) dated as of December 20, 2002 among Borrower, Swingline Lender and the other financial institutions named therein (the Swingline Lender and such other institutions, the “Lenders”) and Fleet National Bank as Administrative Agent (hereinafter the “Agent”) and evidences the Swingline Loan made by or on behalf of the Swingline Lender pursuant thereto. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement, which capitalized terms are hereby incorporated by reference herein. This Note is one of two or more Notes executed and delivered by the Borrower to the Lenders in accordance with the terms and provisions of the Loan Agreement.

3.	Acceleration; Event of Default.

     At the option of the Agent, subject to the terms of the Loan Agreement, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and notwithstanding any prior waiver of any breach or default, or other indulgence, upon the occurrence of an Event of Default. Upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Loan Agreement, Agent shall have, in addition to any rights and remedies contained herein, any and all rights and remedies set forth in the Loan Agreement or any other Loan Document.

4.	Certain Waivers, Consents and Agreements.

     Each and every party liable hereon or for the indebtedness evidenced hereby whether as maker, endorser, guarantor, surety or otherwise (except to the extent provided in such Guarantor’s Guaranty) hereby: (a) waives presentment, demand, protest, suretyship defenses and defenses in the nature thereof; (b) waives any defenses based upon and specifically assents to any and all extensions and postponements of the time for payment, changes in terms and conditions and all other indulgences and forbearances which may be granted by the Agent or the holder to any party now or hereafter liable hereunder or for the indebtedness evidenced hereby; (c) agrees to any substitution, exchange, release, surrender or other delivery of any security or collateral now or hereafter held hereunder or in connection with the Loan Agreement, or any of the other Loan Documents, and to the addition or release of any other party or person primarily or secondarily liable; (d) agrees that if any security or collateral given to secure this Note or the indebtedness evidenced hereby or to secure any of the obligations set forth or referred to in the Loan Agreement, or any of the other Loan Documents, shall be found to be unenforceable in full or to any extent, or if Agent or any other party shall fail to duly perfect or protect such collateral, the same shall not relieve or release any party liable hereon or thereon nor vitiate any other security or collateral given for any obligations evidenced hereby or thereby; (e) agrees to pay all reasonable costs and expenses actually incurred by Agent and Lenders or any other holder of this Note in connection with the indebtedness evidenced hereby pursuant to the Loan Agreement, including, without limitation, all reasonable attorneys’ fees and costs, for the implementation of the Loan, the collection of the indebtedness evidenced hereby and the enforcement of rights and remedies hereunder or under the other Loan Documents, whether or not suit is instituted; and (f) consents to all of the terms and conditions contained in this Note, the Loan Agreement, the Mortgage, the Assignment of Leases and Rents, and all other instruments now or hereafter executed evidencing or governing all or any portion of the security or collateral for this Note and for such Loan Agreement, or any one or more of the other Loan Documents.

5.	Delay Not A Bar.

     No delay or omission on the part of the Agent or the holder in exercising any right hereunder or any right under any instrument or agreement now or hereafter executed in connection herewith, or any agreement or instrument which is given or may be given to secure the indebtedness evidenced hereby or by the Loan Agreement, or any other agreement now or hereafter executed in connection herewith or therewith shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed to be a bar to or waiver of the same or of any other right on any future occasion.

6.	Partial Invalidity.

     The invalidity or unenforceability of any provision hereof, of the Loan Agreement, of the other Loan Documents, or of any other instrument, agreement or document now or hereafter executed in connection with the Swingline Loan made pursuant hereto and thereto shall not impair or vitiate any other provision of any of such instruments, agreements and documents, all of which provisions shall be enforceable to the fullest extent now or hereafter permitted by law.

7.	Compliance With Usury Laws.

     All agreements among Borrower, Guarantor, Agent and Lenders are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to Agent or Lenders for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term “applicable law”, shall mean the law in effect as of the date hereof, provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of Borrower, Agent and Lenders in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents or the Security Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever Agent or Lenders should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements among Borrower, the Guarantor, Agent and Lenders.

8.	Use of Proceeds.

     All proceeds of the Swingline Loan shall be used solely for the purposes more particularly provided for and limited by the Loan Agreement.

9.	Security.

     This Note is secured by certain collateral as set forth in the Loan Agreement, and any and all other collateral in which an interest may from time to time be granted to the Agent, on behalf of the Lenders, as security herefor. The collateral for this Note shall be held by the Agent, on behalf of the Swingline Lender and the other Lenders.

10.	Notices.

     Any notices given with respect to this Note shall be given in the manner provided for in the Loan Agreement.

11.	Governing Law and Consent to Jurisdiction.

a.	Substantial Relationship. It is understood and agreed that all of the Loan Documents were delivered in the Commonwealth of Massachusetts, which Commonwealth the parties agree has a substantial relationship to the parties and to the underlying transactions embodied by the Loan Documents.

b.	Place of Delivery. Borrower agrees to furnish to Swingline Lender at Swingline Lender’s office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder, if any.

c.	Governing Law. This Note shall in all respects be governed, construed, applied and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to principles of conflicts of law.

d.	Consent to Jurisdiction. Borrower hereby consents to the nonexclusive personal jurisdiction in any state or Federal court located within the Commonwealth of Massachusetts.

12.	Waiver of Jury Trial.

     BORROWER, AND, BY THEIR ACCEPTANCE HEREOF, AGENT AND LENDERS MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR SWINGLINE LENDER TO ACCEPT THIS NOTE AND MAKE THE SWINGLINE LOAN.

13.	No Oral Change.

     This Note and the other Loan Documents may only be amended, terminated, extended or otherwise modified by a writing signed by the party against which enforcement is sought. In no event shall any oral agreements, promises, actions, inactions, knowledge, course of conduct, course of dealing, or the like be effective to amend, terminate, extend or otherwise modify this Note or any of the other Loan Documents.

14.	Rights of the Agent and Holder.

     This Note and the rights and remedies provided for herein may be enforced by Agent, the Swingline Lender, or any subsequent holder hereof. Wherever the context permits each reference to the term “holder” herein shall mean and refer to Agent, the Swingline Lender, or the then subsequent holder of this Note.

15.	Right to Pledge.

     Swingline Lender may at any time pledge all or any portion of its rights under the Loan Documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release Swingline Lender from its obligations under any of the Loan Documents.

16.	Setoff

     Borrower hereby grants to Agent and each of the Lenders, a continuing lien, security interest and right of setoff as security for all Obligations of Borrower to Agent and the Lenders, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Agent or any Lender or any entity under the control of Fleet National Bank and its successors and assigns, or in transit to any of them. If any payment is not made when due hereunder or under any of the Loan Documents, after giving regard to applicable grace periods, if any, or if any Event of Default or other event which would entitle Agent or any of the Lenders to accelerate the Loan occurs, the same or any part thereof may to the fullest extent not prohibited by applicable law at any time or from time to time, without regard to the existence, sufficiency or adequacy of any other collateral, and without notice or compliance with any other condition precedent now or hereafter imposed by statute, rule of law or otherwise, all of which are hereby waived, be set off, appropriated and applied by Agent or a Lender against any Obligation of Borrower irrespective of whether demand shall have been made and although such Obligations may be unmatured, in such manner as Agent in its sole and absolute discretion may determine. Within five (5) Business Days of making any such set off, appropriation or application, Agent agrees to notify Borrower thereof, provided the failure to give such notice shall not affect the validity of such set off or appropriation or application. ANY AND ALL RIGHTS TO REQUIRE AGENT OR LENDERS TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

17.	Limitations on Recourse.

     The limitations on recourse set forth in Section 9.2 of the Loan Agreement are incorporated herein by this reference.

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     IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed as of the date set forth above as a sealed instrument.

Witness:		BORROWER:

KRAMONT OPERATING PARTNERSHIP, L.P.,
A Delaware limited partnership

	By:	Kramont Realty Trust,
its sole general partner

By:

Name:
Title: